UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) July 30, 2021
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Marathon Petroleum Corporation
(Exact name of registrant as specified in its charter)
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Delaware	001-35054	27-1284632
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

539 South Main Street, Findlay, Ohio 45840
(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (419) 422-2121
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01	MPC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
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Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Appointment of Principal Accounting Officer
On July 30, 2021, the board of directors of Marathon Petroleum Corporation (the “Company”) appointed C. Kristopher Hagedorn as Senior Vice President and Controller effective September 1, 2021. In this capacity, Mr. Hagedorn will be the Company’s principal accounting officer.
Mr. Hagedorn, 45, has served as Vice President and Controller of MPLX GP LLC (“MPLX”), the general partner of MPLX LP and an indirect, wholly owned subsidiary of the Company, since October 2017. Prior to joining MPLX, he was Vice President and Controller at CONSOL Energy Inc., a Pennsylvania-based coal producer and exporter, beginning in 2015, Assistant Controller beginning in 2014 and Director, Financial Accounting, beginning in 2012. Mr. Hagedorn was Chief Accounting Officer for CONE Midstream Partners LP, a publicly traded master limited partnership with gathering assets in the Appalachian Basin, from 2014 to 2015. Previously, he served in positions of increasing responsibility with Pricewaterhouse-Coopers LLP beginning in 1998.
Mr. Hagedorn will continue to receive an annual base salary and participate in the Company’s annual cash bonus (“ACB”) program and long-term incentive (“LTI”) program. Descriptions of the ACB and LTI programs are included in the Company’s Definitive Proxy Statement for the 2021 Annual Meeting of Shareholders (the “2021 Proxy Statement”), filed on Schedule 14A with the Securities and Exchange Commission on March 15, 2021. Mr. Hagedorn will also continue to be eligible to participate in the Company’s other benefit plans and programs such as health and life insurance, income protection in a circumstance of long-term and short-term disability and retirement plans, and he will be eligible to participate in the Company’s executive severance benefits plans, descriptions of which are included in the 2021 Proxy Statement.
Other than with respect to the compensation matters described above, there are no arrangements or understandings between Mr. Hagedorn and any other persons pursuant to which Mr. Hagedorn was appointed the Company’s Senior Vice President and Controller. There are no family relationships between Mr. Hagedorn and any director or executive officer of the Company, and Mr. Hagedorn has no direct or indirect interest in any transaction or proposed transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.
Mr. Hagedorn will succeed John J. Quaid, who will resign as the Company’s Senior Vice President and Controller effective September 1, 2021 to accept a role as MPLX’s Executive Vice President and Chief Financial Officer, also effective September 1, 2021.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Marathon Petroleum Corporation

Date: August 4, 2021	By:	/s/ Molly R. Benson
Name: Molly R. Benson
Title: Vice President, Chief Securities, Governance & Compliance Officer and Corporate Secretary